UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE ENTERPRISE GROUP OF FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Enterprise Group of Funds, Inc.

Enterprise Money Market Fund

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

December 27, 2004

Dear Shareholder:

I ask for your vote on two important matters regarding changes to the Enterprise Money Market Fund (the “Fund”), a series of The Enterprise Group of Funds, Inc. (the “Corporation”), that will be considered at a special meeting of shareholders to be held on February 16, 2005. The Corporation’s Board of Directors (the “Board” or the “Board of Directors”) has called this meeting to request shareholder approval of: (1) a new Investment Management Agreement between AXA Equitable Life Insurance Company (“AXA Equitable”) and the Corporation with respect to the Fund; and (2) an amended policy to permit the Fund’s investment manager and the Board to appoint and replace subadvisers, enter into subadvisory agreements, and approve amendments to such agreements on behalf of the Fund without further shareholder approval (the “Amended Subadviser Approval Policy”).

As a shareholder of the Fund, you are asked to review the enclosed Proxy Statement carefully and to cast your vote on the proposals. The Board of Directors recommends a vote “FOR” each of the proposals.

Following the acquisition of The MONY Group, Inc. by AXA Financial, Inc. (“AXA Financial”) on July 8, 2004, AXA Financial and Enterprise Capital Management, Inc., the Corporation’s investment manager, reviewed the operations of the Corporation and determined that it would be in the best interests of the Fund’s shareholders to restructure the Fund’s investment advisory arrangements by appointing AXA Equitable as the Fund’s investment manager and J.P. Morgan Investment Management LLC as the Fund’s subadviser. At a meeting on September 14-15, 2004, the Corporation’s Board of Directors approved these appointments and an interim investment management agreement between AXA Equitable and the Corporation with respect to the Fund (the “Interim Management Agreement”), which took effect on October 1, 2004. The Interim Management Agreement will be in effect for no more than 150 days, that is, until February 27, 2005. In order for AXA Equitable to continue to serve as investment manager for the Fund after that date, shareholders must approve a definitive investment management agreement with AXA Equitable. Please note that these changes did not and will not result in any changes to the Fund’s investment objectives, policies, strategies or limitations nor is there any proposed change in the management fee or expense structure of the Fund.

At its September 2004 meeting, the Board also approved an Amended Subadviser Approval Policy, which provides the Fund’s investment manager and the Board of Directors with more flexibility in changing the subadvisor and the subadvisory arrangements for the Fund. Shareholders also are asked to approve this proposal at the special meeting.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by voting by telephone, through the Internet or in person. We have retained an outside firm that specializes in proxy solicitations (the “proxy solicitor”) to assist us with any necessary follow up. If we do not hear from you by February 1, 2005, the proxy solicitor may contact you. If you have any questions about the Proposals or the voting instructions, please call us at 800-432-4320.

Very truly yours,

Steven M. Joenk

President

The Enterprise Group of Funds, Inc.

THE ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE MONEY MARKET FUND

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

Notice of Special Meeting of Shareholders

to be Held on February 16, 2005

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the Enterprise Money Market Fund (“Fund”), a series of The Enterprise Group of Funds, Inc. (“Corporation”), will be held on Wednesday, February 16, 2005, at 10:00 a.m., Eastern time, at the offices of AXA Equitable Life Insurance Company (“AXA Equitable”), located at 1290 Avenue of the Americas, New York, New York 10104, for the following purposes:

1. To approve a new Investment Management Agreement between AXA Equitable and the Corporation with respect to the Fund.

2. To approve an amended policy to permit the Fund’s investment manager and the Corporation’s Board of Directors to appoint and replace subadvisers, enter into subadvisory agreements, and approve amendments to such agreements on behalf of the Fund without further shareholder approval.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record as of the close of business on December 1, 2004, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

By Order of the Board of Directors,

Patricia Louie

Secretary

December 27, 2004

New York, New York

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account had share activity or was closed after the December 1, 2004 Record Date.

Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted “FOR” the proposals described above.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the proxy card to vote, you may vote by telephone, through the Internet or in person.

•	To vote by telephone, please call the toll free number listed on the enclosed proxy card(s).

•	To vote via the Internet, please access the website listed on your proxy card(s).

Shares that are registered in your name, as well as shares held in “street name” through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the “control” number(s) that appear on your proxy card(s). However, any proposal submitted to a vote at the Meeting by anyone other than the officers or directors of the Corporation may be voted only in person or by written proxy. If we do not receive your completed proxy card by February 1, 2005, you may be contacted by our proxy solicitor.

If proxy cards submitted by corporations and partnerships are not signed by the appropriate persons as set forth in the voting instructions on the proxy cards, they will not be voted.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp. John Doe, Treasurer

(2) ABC Corp	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts (1) The XYZ Partnership	Jane B. Smith, Partner

(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr., UGMA/UTMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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ENTERPRISE GROUP OF FUNDS, INC.

ENTERPRISE MONEY MARKET FUND

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 16, 2005

This is a proxy statement for the Enterprise Money Market Fund (the “Fund”), a series of The Enterprise Group of Funds, Inc. (the “Corporation”), which is a Maryland corporation that is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. This proxy statement is being sent to Fund shareholders in connection with the solicitation of proxies by, and on behalf of, the Corporation’s Board of Directors (the “Board of Directors” or the “Board”) to be used at a Special Meeting of Shareholders of the Fund to be held at the offices of AXA Equitable Life Insurance Company (“AXA Equitable”), located at 1290 Avenue of the Americas, New York, New York 10104, on February 16, 2005, at 10:00 a.m., Eastern time, and at any adjournments thereof (the “Meeting”). We expect to make copies of this proxy statement available to shareholders beginning on December 27, 2004.

The only items that the Board of Directors expects will come before the Meeting are: (1) to approve a new Investment Management Agreement between AXA Equitable and the Corporation with respect to the Fund and (2) to approve an amended policy to permit the Fund’s investment manager and the Corporation’s Board of Directors to appoint and replace subadvisers, enter into subadvisory agreements, and approve amendments to such agreements on behalf of the Fund without further shareholder approval.

Record Date and Share Ownership

Shareholders of record as of the close of business on December 1, 2004 (“Record Date”) are entitled to vote at the Meeting. The presence, in person or by proxy, of a majority of the shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting, but votes sufficient to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the proposals in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” the proposals against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Information as to the number of outstanding shares of the Fund as of the Record Date is set forth below:

Total Number	Number of Class A	Number of Class B	Number of Class C	Number of Class Y
375,582,771.09	321,421,794.15	35,496,105.84	10,880,744.22	7,784,125.88

Except as set forth in Appendix A, AXA Equitable does not know of any person who owned beneficially or of record 5% or more of any class of shares of the Fund or 25% of the total number of shares of the Fund as of the Record Date. As of that same date, the directors and officers of the Fund as a group owned less than 1% of any class of the Fund’s outstanding shares.

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” approval of the new Investment Management Agreement set forth in Proposal 1 and “FOR” approval of the amended subadviser approval policy set forth in Proposal 2. In addition, if other matters are properly presented for voting at the Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the Meeting.

Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. To pass, each proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Most shareholders have three options for submitting their votes: (1) via the Internet, (2) by phone or (3) by mail. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient, and it saves the Corporation significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the date of the Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you attend the Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting.

You may revoke your proxy at any time prior to its exercise by submitting: (1) a later-dated vote, in person at the Meeting, via the Internet, by telephone or by mail, or

(2) written notice of revocation to the Secretary of the Corporation (“Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number.

For purposes of determining whether shareholders have approved a proposal, broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers) and abstentions will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” a proposal because a proposal requires the affirmative vote of a specified majority of the Fund’s outstanding shares.

Solicitation of Proxies

The Fund will bear the expense of soliciting proxies, and has retained Management Information Services for a fee of $50,000 plus a reasonable amount to cover expenses. Certain directors, officers and other employees of the Corporation or AXA Equitable, without additional compensation, also may solicit proxies personally or in writing, by telephone, e-mail or otherwise. The Fund will request that brokers and nominees who hold shares of the Fund in their names forward these proxy materials to the beneficial owners of those shares. The Fund or AXA Equitable may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

A copy of the Corporation’s most recent annual report, including financial statements, previously has been delivered to shareholders. Shareholders may request additional copies of the Corporation’s annual report by writing to The Enterprise Group of Funds, Inc., Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326 or by calling 1-800-432-4320.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN AXA EQUITABLE AND THE CORPORATION WITH RESPECT TO THE FUND.

Introduction

On July 8, 2004, AXA Financial, Inc. (“AXA Financial”) acquired The MONY Group, Inc. (“MONY”), which is the parent company of Enterprise Capital Management, Inc. (“Enterprise Capital”), the investment manager for the Corporation. Following the MONY merger, AXA Financial and Enterprise Capital reviewed the operations of the Corporation and determined that it would be in the best interests of shareholders of the Fund to, among other things, restructure the investment advisory arrangements for the Fund in light of certain personnel changes at Enterprise Capital and the integration of the various MONY business units into the AXA Financial organization.

At a meeting of the Board of Directors on September 14-15, 2004, representatives of AXA Financial and Enterprise Capital met with the Board to discuss the proposed changes. At the meeting, AXA Financial and Enterprise Capital explained the results of their review and recommended that the Board of Directors approve the restructuring of the investment advisory arrangements for the Fund by appointing a new investment manager to oversee the management of the Fund and a subadviser to handle day-to-day management of the Fund. In particular, AXA Financial and Enterprise Capital recommended that the Board of Directors terminate Enterprise Capital as the investment adviser to the Fund and appoint AXA Equitable as the Fund’s investment manager and J.P. Morgan Investment Management LLC (“JPMIM”) as the Fund’s investment subadviser. Under this arrangement, JPMIM would manage the assets of the Fund subject to AXA Equitable’s oversight. No change in the Fund’s investment objectives, policies, strategies or limitations is being proposed nor is there any proposed change in the management fee or expense structure of the Fund.

On the basis of the information provided to it and its evaluation of that information, the Corporation’s Board of Directors, including a majority of its members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Corporation (the “Independent Directors”), approved the termination of the then current investment advisory agreement (“Former Management Agreement”) between the Corporation and Enterprise Capital with respect to the Fund. At that meeting, the Board, including a majority of the Independent Directors, also approved: (1) an Interim Investment Management Agreement with AXA Equitable (the “Interim Management Agreement”) that permits AXA Equitable to serve as the investment manager of the Fund until the required shareholder approval is obtained and (2) a new Investment Advisory Agreement with JPMIM. At a meeting on December 15, 2004, the Board, including a majority of the Independent Directors, considered and approved the presentation to shareholders of a definitive Investment Management Agreement with AXA Equitable (the “New Management Agreement”) and the change in policy described in Proposal 2 below. See “Evaluation by the Board” below for more information regarding the Board’s consideration and approval of the New Management Agreement.

Under the Interim and New Management Agreements, AXA Equitable serves as manager for the Fund and provides portfolio management oversight of the Fund’s assets. The management fee under the Interim and New Management Agreements is the same as under the Former Management Agreement and is equal to an annual rate of 0.35% of the Fund’s average daily net assets. The Interim Management Agreement and the Investment Advisory Agreement became effective on October 1, 2004. Pursuant to applicable SEC regulations, the Interim Management Agreement has a maximum duration of 150 days, that is, until February 27, 2004. Thus, you are being asked to approve the New Management Agreement, a form of which is attached as Appendix B, to permit AXA Equitable to continue to serve as the investment manager for the Fund after that date.

Terms of the Former Management Agreement

The date of the Former Management Agreement is September 14, 1987, as amended and restated on September 17, 2002. The Board, including a majority of the

Independent Directors, last approved the Former Management Agreement, on May 26, 2004. Shareholders of the Fund last approved the Former Management Agreement on May 27, 2004. The Fund’s shareholders were asked to approve the Former Management Agreement on that date in connection with AXA Financial’s then upcoming acquisition of MONY, which resulted in a change of control of Enterprise Capital and the termination of the Former Management Agreement.

Under the Former Management Agreement, the Fund paid Enterprise Capital an investment advisory fee equal to an annual rate of 0.35% of the Fund’s average daily net assets, computed and paid monthly. For the Fund’s most recent fiscal period ended October 31, 2004 (which covers the 10-month period ended on that date), Enterprise Capital received an aggregate advisory fee of $1,059,268 for rendering advisory services to the Fund under the Former Management Agreement. Enterprise Capital and its affiliates received additional compensation from the Fund for the fiscal year ended October 31, 2004, as described below. The Former Management Agreement was terminated effective September 30, 2004 for the reasons described above and, effective on October 1, 2004, AXA Equitable and JPMIM assumed management and advisory responsibilities for the Fund.

Terms of the Interim and New Management Agreements

The terms of the New and Interim Management Agreements are substantially similar, with the only real differences stemming from the provisional nature of the Interim Management Agreement pursuant to the requirements of Rule 15a-4 under the 1940 Act. The Interim Management Agreement is only effective for a maximum of 150 days following the termination date (September 30, 2004) of the Former Management Agreement, not two years from the date of approval as under the New Management Agreement. The Interim Management Agreement requires ten (10) days’ written notice for termination by the Fund, while the New Management Agreement requires sixty (60) days’ written notice. Termination by AXA Equitable requires sixty (60) days’ written notice under both the Interim Management Agreement and the New Management Agreement.

The terms of the New and Interim Management Agreements differ somewhat from those of the Former Management Agreement. Below is a summary of the material differences:

•	Under the New and Interim Management Agreements, AXA Equitable, and not Enterprise Capital, serves as the investment manager of the Fund.

•	Unlike the Former Management Agreement, the New and Interim Management Agreements allow AXA Equitable to delegate responsibility to a third party for the day-to-day portfolio management (i.e., managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Board) of the Fund.

•	Unlike the Former Management Agreement, the New and Interim Management Agreements do not obligate AXA Equitable to provide administrative services to the Fund. However, AXA Equitable does not expect that the administration fees paid by the Fund will change as a result of the approval of the New Management Agreement.

No change in the Fund’s management fee rate is being proposed. Under the New and Interim Management Agreements, the Corporation will pay AXA Equitable an investment management fee equal to an annual rate of 0.35% of the Fund’s average daily net assets, computed and paid monthly. The New and Interim Management Agreements provide that the Corporation will pay AXA Equitable’s management fee on the first day of each month. The Corporation will calculate this charge on the daily average value of the assets of the Fund and accrue it on a daily basis. Since October 1, 2004 AXA Equitable also serves, and is expected to continue to serve, as the Corporation’s fund accounting and compliance services agent. Under these arrangements, AXA Equitable is paid a fee equal to an annual rate of 0.035% of the average daily net assets of the Corporation, including the assets of the Fund. AXA Equitable received a fee of $22,866 for rendering these services to the Fund. For its services as the interim investment manager for the Fund for the month of October 2004, AXA Equitable received a fee of $114,333.

Under the New and Interim Management Agreements, AXA Equitable will not be liable for any error in judgment, mistake of law or for any loss suffered by the Corporation or its shareholders in connection with the matters to which the Agreements relate, except a loss resulting from willful misconduct, bad faith, gross negligence on the part of AXA Equitable in the performance of its duties or from reckless disregard of its obligations and duties under the New or Interim Management Agreement.

The New Management Agreement is terminable at any time, without penalty, by the Board or by vote of the holders of a majority of the Fund’s outstanding voting securities, on sixty (60) days’ written notice to AXA Equitable, or by AXA Equitable on sixty (60) days’ written notice to the Corporation. The New Management Agreement will automatically terminate, without penalty, in the event of assignment (as defined in the 1940 Act).

The New Management Agreement will become effective on the date of approval, provided it has been approved: (i) by the vote of a majority of the Independent Directors, which vote must be cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s outstanding voting securities. The New Management Agreement will remain in effect for an initial two-year term. Thereafter, the New Management Agreement will continue in effect if it is approved at least annually by the Board, including a majority of the Independent Directors, or by a vote of a majority of the Fund’s outstanding voting securities.

Information Regarding AXA Equitable

AXA Equitable was established in the State of New York in 1859 and is located at 1290 Avenue of the Americas, New York, New York 10104. AXA Equitable is among the largest life insurance companies in the United States, with approximately three million policy and contractholders as of December 31, 2003. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), which is located at the same address. AXA Financial is a diversified financial services organization offering a broad spectrum of financial advisory, insurance and investment management products and services. It is one of the world’s largest asset managers, with total assets under management of approximately $508.3 billion as of December 31, 2003. AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

AXA Equitable is registered as an investment adviser with the SEC. AXA Equitable currently furnishes investment management services to three other registered open-end investment companies, which include money market funds, and furnishes specialized investment advice to other clients, including individuals, pension and profit-sharing plans, trust, charitable organizations, corporations and other business entities. The three money market funds also managed by AXA Equitable and the management fees it receives are as follows:

Name	Size (net assets as of September 30, 2004)	Annual Management Fee Rate (as a percentage of average daily net assets)	Expense Limit (as a percentage of average daily net assets)
AXA Enterprise Money Market Fund II, a series of AXA Enterprise Multimanager Funds Trust	$10.7 million	0.50%	0.70% for Class A, Class B, Class C and Class Y shares and 0.95% for Class P shares
EQ/MONY Money Market Portfolio, a series of EQ Advisors Trust	$193.9 million	0.40% of the first $400 million; 0.35% of the next $400 million; 0.30% of assets in excess of $800 million	0.50% for Class IA shares and 0.75% for Class IB shares
EQ/Money Market Portfolio, a series of EQ Advisors Trust	$1.57 billion	0.350% of the first $750 million; 0.325% of the next $750 million; 0.300% of the next $1 billion; 0.280% of the next $2.5 billion, and 0.270% thereafter	None.

The names, titles, and principal occupations of the current principal executive officers and directors of AXA Equitable, as well as their current position and/or office with the Corporation, are as follows:

Christopher M. Condron is the Chairman and Chief Executive Officer of AXA Equitable. The current directors of AXA Equitable are: Bruce W. Calvert, Christopher M. Condron, Henri de Castries, Claus-Michael Dill, Joseph L. Dionne, Denis Duverne, Jean-Rene Fourtou, John C. Graves, Donald J. Greene, Mary R. Henderson, James F. Higgins, W. Edwin Jarmain, Christina M. Johnson, Scott D. Miller, Joseph H. Moglia, Peter J. Tobin and Stanley B. Tulin. The principal business address for each of the foregoing persons is 1290 Avenue of the Americas, New York, New York 10104. None of the foregoing persons is currently a director or officer of the Corporation.

Evaluation by the Board

At its meeting on December 15, 2004, the Corporation’s Board of Directors, including a majority of the Independent Directors, considered and approved the presentation to shareholders of the New Management Agreement. In considering the New Management Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Fund by AXA Equitable and their relationship to the proposed fees; (2) the performance of AXA Equitable as an investment manager, including comparisons between the investment performance of similar funds managed by AXA Equitable and the relevant market indices; (3) the anticipated profitability of AXA Equitable under the New Management Agreement, including an analysis of AXA Equitable’s cost of providing services; (4) the extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors; (5) comparative expense ratios and fees for other comparable investment companies; and (6) “fall-out” benefits (i.e., ancillary benefits realized by AXA Equitable or its affiliates from AXA Equitable’s relationship with the Corporation) realized by AXA Equitable.

On the basis of the information provided to it and its evaluation of that information, the Board, including a majority of the Independent Directors, concluded that the New Management Agreement is fair and in the best interests of Fund shareholders. In reaching its conclusion, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by AXA Equitable to the Fund. The Board evaluated AXA Equitable’s experience in serving as an investment manager and noted that AXA Equitable currently manages three other money market funds as well as provides investment advice to various clients, including other pooled investment vehicles. The Board noted the extensive experience of key personnel at AXA Equitable in providing investment management services and the systems used by such persons, as well as the financial condition of AXA Equitable. The Board also noted the many responsibilities that AXA Equitable will have as investment manager to the Fund, including the provision of investment management services to the Fund, selection of the Fund’s subadviser, oversight of the subadviser’s compliance with Fund policies and objectives, review of brokerage matters, oversight of general Fund compliance, and the implementation of Board directives as they relate to the Fund. The Board concluded that the Fund is likely to benefit from the extent and quality of these services as a result of AXA Equitable’s experience, reputation, personnel, operations and resources.

Investment Performance of AXA Equitable and the Fund

In evaluating AXA Equitable’s investment performance, the Board examined performance information for three money market funds also managed by AXA Equitable. The Board noted that the average annual total returns for the AXA Enterprise

Money Market Fund II for the last one, five and ten years ended December 31, 2003 were higher than those of the Fund and the benchmark for the same time periods. The Board also noted that the average annual total returns for both the EQ/Money Market Portfolio and the EQ/MONY Money Market Portfolio for the one, five and ten year periods ended December 31, 2003 also were higher than those of the Fund and reasonably compared to their respective benchmarks for the same time periods. The Board determined that the performance record of similar funds managed by AXA Equitable compared reasonably to the relevant benchmarks and generally has equalled or exceeded the Fund’s performance. Based on AXA Equitable’s prior performance as an investment manager for money market funds, the Board concluded that, although the past performance of AXA Equitable is no guarantee of future performance, the Fund was likely to benefit from AXA Equitable serving as investment manager.

Costs of Services and Profits Realized by AXA Equitable

The Board examined the costs to AXA Equitable of serving as the investment manager to the Fund, including the costs associated with the personnel, systems and equipment necessary to manage the Fund. The Board noted that AXA Equitable is also responsible for the costs of selecting and contracting with a subadviser for the Fund. In addition, the Board noted that AXA Equitable is responsible for paying the salaries, expenses, and fees of all directors and officers of the Corporation who are also directors and officers of AXA Equitable. The Board also examined the anticipated revenues that AXA Equitable expected to receive for serving as the investment manager to the Fund. The Board further evaluated the management fee paid to AXA Equitable by comparing it to other funds with similar size, character and investment objectives and noted that the management fee paid to AXA Equitable was within the range of management fees paid by similar funds. In light of the costs of services to be provided by AXA Equitable and comparable management fees for such services, the Board concluded that the profits to be realized by AXA Equitable are reasonable.

Economies of Scale

The Board considered the extent to which the management fee reflected economies of scale. In this connection, the Board noted that the management fee was below the median fee for other similar funds. Based on its review, the Board concluded that the Fund’s management fee structure is fair and reasonable.

Comparative Expense Ratios and Fees

The Board examined the fee and expense information for the Fund as compared to other funds. The Board determined that the management fees for the Fund were within the range of management fees for other mutual funds similar in size, character and investment objective. The Board also evaluated the expense ratios for comparable funds and determined that the Fund’s expense ratio was competitive with such other funds. The Board further noted that the compensation to be received under the New

Management Agreement is not greater than the compensation that would have been received under the Former Management Agreement. The Board concluded that the Fund’s management fee and expense ratio is reasonable and compared fairly to other comparable funds.

Benefits Accrued by AXA Equitable and Its Affiliates

In evaluating the benefits that are expected to accrue to AXA Equitable through its relationship as investment manager to the Fund, the Board recognized that AXA Equitable and certain of its affiliates serve the Corporation in various capacities, including as investment manager, subadviser, administrator and distributor, and receive compensation from the Corporation in connection with providing services to the Corporation. The Board noted, for example, that AXA Equitable also serves as the Fund Accounting Agent and Compliance Services Agent and receives compensation in connection with serving in those roles. The Board determined that such relationships are necessary to operate the Corporation and are expected to benefit the Corporation and its shareholders. The Board concluded that the benefits accruing to AXA Equitable and its affiliates in exchange for the bona fide and necessary services provided by these entities are reasonable and fair.

After full consideration of these and other factors, the Board, including a majority of the Independent Directors, approved the New Management Agreement and authorized the submission of the New Management Agreement to the Fund’s shareholders for their approval at the Meeting.

Required Vote

Approval of Proposal 1 requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF AN AMENDED POLICY TO PERMIT THE FUND’S INVESTMENT MANAGER AND THE CORPORATION’S BOARD OF DIRECTORS TO APPOINT AND REPLACE SUBADVISERS, TO ENTER INTO SUBADVISORY AGREEMENTS AND TO APPROVE AMENDMENTS TO SUCH AGREEMENTS ON BEHALF OF THE FUND WITHOUT FURTHER SHAREHOLDER APPROVAL.

At its meeting on September 14-15, 2004, the Board approved, and recommended that the shareholders of the Fund also approve, an amended policy to permit the Fund’s investment manager and the Corporation’s Board of Directors to appoint and replace subadvisers, to enter into subadvisory agreements and to amend such agreements on behalf of the Fund without further shareholder approval (the “Amended Subadviser Approval Policy”). The Amended Subadviser Approval Policy reflects changes based on an exemptive order granted by the SEC to AXA Equitable, which permits AXA Equitable to appoint and replace subadvisers, to enter into new subadvisory agreements and to amend such agreements for funds for which it serves as investment manager without further shareholder approval, subject to certain conditions that are more flexible than those included in the Fund’s current Subadviser Approval Policy (the “Current Subadviser Approval Policy”), which was approved by shareholders of the Fund at a special meeting held on April 28, 1997.

Shareholders are being asked to approve the Amended Subadviser Approval Policy at the Meeting to permit AXA Equitable to make changes in the subadvisory arrangements for the Fund in the future without having to incur the expense of another shareholder meeting. As under the Current Subadviser Approval Policy, if approved by the Fund’s shareholders, the policy would apply only to subadvisers that are not affiliated with AXA Equitable and thus would not permit AXA Equitable and the Board to appoint any AXA Equitable affiliate to serve as subadviser to the Fund without shareholder approval.

Over the years, the SEC has issued exemptive orders that permit advisers and fund Boards to appoint and replace subadvisers that are not affiliated with the adviser, and to amend subadvisory agreements with these subadvisers, without obtaining shareholder approval. One of the conditions imposed by the SEC is that a fund’s shareholders must approve the Subadviser Approval Policy before an adviser and the Board may implement it. Without the exemptive order, the provisions of the 1940 Act require that the Fund’s shareholders approve all new subadvisory agreements as well as material amendments to any existing subadvisory agreement.

If shareholders approve this proposal, AXA Equitable, subject to any regulations adopted by the SEC, would be permitted to evaluate, select and retain unaffiliated subadvisers for the Fund and modify the subadvisory agreements with these unaffiliated subadvisers without obtaining further approval of the Fund’s shareholders whenever AXA Equitable and the Board believe these actions would benefit the Fund and its shareholders. As explained below, shareholders would continue to receive detailed information regarding any new subadviser.

Comparison of the Current and Amended Subadviser Approval Policies

The following chart summarizes the differences between the Current and Amended Subadviser Approval Policies. The primary differences are that (1) the Fund will not be required to deliver an information statement when there is a material change to a current subadviser’s investment subadvisory agreement, (2) the Fund will have up to 90 (rather than 60) days to deliver an information statement when a new subadviser is appointed to advise the Fund, and (3) the Fund will be required to include a description of its management structure only in its prospectus and not also in all sales materials and other shareholder communications.

Current Subadviser Approval Policy	Amended Subadviser Approval Policy

The investment manager will provide general management and administrative services to the fund, including overall supervisory responsibility for the general management and investment of the fund’s securities portfolios, and, subject to review and approval by the board of directors, will (i) set the fund’s overall investment strategies; (ii) select subadvisers; (iii) monitor and evaluate the performance of subadvisers; (iv) allocate and, when appropriate, reallocate the fund’s assets among its subadvisers in those cases where the fund has more than one subadviser; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with the fund’s investment objectives, policies, and restrictions.

Same.

Before the fund may rely on the order, the operation of the fund as described in the application will be approved by a majority of its outstanding voting securities (as defined in the 1940 Act) or, in the case of a new fund whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by the following condition, by the sole shareholder before offering of shares of such fund to the public.

Same.

The fund will disclose in its prospectus the existence, substance and effect of the order. In addition, the fund will hold itself out to the public as employing the “manager of managers” approach. The prospectus and any sales materials or other shareholder communications relating to the fund will prominently disclose that the investment manager has ultimate responsibility for the investment performance of the fund due to its responsibility to oversee subadvisers and recommend their hiring, termination, and replacement.

The Amended Subadviser Approval Policy does not require the fund to include a description of the “manager of managers” approach in all sales materials and other shareholder communications.

Each fund will furnish to its shareholders all information about a new subadviser or subadvisory agreement for the fund that would be included in a proxy statement. Such information will include disclosure as to the level of fees to be paid to the investment manager and each subadviser of the fund and any change in such information caused by the addition of a new subadviser or any proposed material change in a subadvisory agreement. The fund will meet this condition by providing its shareholders with an information statement complying with the provisions of Regulation 14C under the Securities and Exchange Act of 1934 and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the fund a maximum of sixty (60) days after the addition of the new subadviser or the implementation of any change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A.

The Amended Subadviser Approval Policy does not require the fund to provide an information statement when there is an amendment to an existing subadvisory agreement. The amended policy also permits the fund to deliver any required information statement within 90 (rather than 60) days of the hiring of any new subadviser.

Current Subadviser Approval Policy	Amended Subadviser Approval Policy

The investment manager will not enter into a subadvisory agreement with any subadviser that is an affiliated person (as defined in the 1940 Act) of the investment manager or the fund other than by reason of serving as a subadviser to the fund (“affiliated subadviser”) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the fund.

Same.

When a subadviser change is proposed for the fund with an affiliated subadviser, the board of directors, including a majority of the independent directors, will make a separate finding, reflected in the board’s meeting minutes, that such change is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which the investment manager or the affiliated subadviser derives an inappropriate advantage.

Same.

At all times, a majority of the board of directors will be independent directors, and the nomination of new or additional independent directors will be placed within the discretion of the then existing independent directors.

Same.

No director, trustee or officer of the fund or director or officer of the investment manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director, trustee or officer) any interest in any subadviser except for (i) ownership of interests in the investment manager or any entity that controls, is controlled by or is under common control with the investment manager; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

Same.

Benefits of the Amended Subadviser Approval Policy

The Board believes that it continues to be in the best interests of the Fund’s shareholders to give the Fund’s investment manager the maximum flexibility to select, supervise and evaluate subadvisers without incurring the expense and potential delay of seeking specific shareholder approval. While Rule 15a-4 under the 1940 Act provides a limited exception to the shareholder approval requirements for an interim subadvisory contract, a fund’s current subadvisory contract must be terminated before this rule can apply and a fund’s shareholders still must approve the resultant subadvisory contract no later than 150 days after its effective date. Thus, even when a change in investment management arrangements involving one or more subadvisers can be put into place promptly on a temporary basis, a fund must still call and hold a meeting of the fund’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. The costs of this process often are borne entirely by a fund. If AXA Equitable and the Board can rely on the

Amended Subadviser Approval Policy, the Board would continue to be able to act more quickly and with more flexibility and lesser expense in appointing unaffiliated subadvisers when the Board and AXA Equitable believe that the appointments would benefit the Fund and its shareholders.

The Board also believes that the changes that would be implemented under the Amended Subadviser Approval Policy will provide additional benefits to the Fund and its shareholders. For example, under the amended policy, the Fund could realize additional savings because it would not have to incur the expense of preparing and distributing an information statement when there is a change to an existing investment subadvisory agreement. The streamlined disclosures permitted under the amended policy also could potentially result in savings for the Fund. In addition, the Fund will have additional flexibility under the amended policy because it would have up to 90 (rather than 60) days to deliver any required information statement to shareholders.

The Board will continue to oversee the subadviser selection process to ensure that the shareholders’ interests are protected whenever AXA Equitable selects a subadviser or modifies a subadvisory contract. The Board, including a majority of the Independent Directors, will continue to evaluate all new subadvisory contracts as well as any modification to existing subadvisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The Board will, among other things, compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser’s compliance with federal securities laws and regulations. The Board believes that its review will ensure that AXA Equitable continues to act in the best interests of the Fund and its shareholders.

Required Vote

Approval of Proposal 2 requires the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

THE BOARD RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” PROPOSAL 2.

FURTHER INFORMATION ABOUT VOTING

AND THE SHAREHOLDER MEETING

The Administrator

Enterprise Capital Management, Inc. serves as the Corporation’s administrator.

The Distributor

Enterprise Fund Distributors, Inc., located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, serves as the principal underwriter or distributor for the shares of each series of the Corporation, including Fund shares.

Shareholder Proposals

The Corporation is not required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors not to hold annual meetings of shareholders unless such shareholder action is required. Any shareholder who wishes to submit a proposal to be considered at the Corporation’s next meeting of shareholders should send the proposal to The Enterprise Group of Funds, Inc., 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022, so as to be received within a reasonable time before the Board of Directors makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Corporation’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

APPENDIX A

As of the Record Date, the following shareholders are shown on the Fund’s records as owning more than 5% of a class of its shares:

Class	Shareholder	Percentage Ownership
Class A	National Financial Services Corporation For the Exclusive Benefit of its Customers Attn: Mike McLaughlin 200 Liberty Street New York, New York 10281-1003	79.40%
Class B	None
Class C	None
Class Y	Texas Tomorrow Constitutional Trust Andrew Ruth, Director of Special Programs Texas Controller of Public Accounts Texas College Ready Allocation 111 East 17th Street Austin, Texas 78711-1440	39.37%
	RS Group Trust Company TTEE FBO Non-Qualified Plans UTD 06/26/2001 317 Madison Avenue New York, New York 10017-5201	23.72%
	Texas Tomorrow Constitutional Trust Andrew Ruth, Director of Special Programs Texas Controller of Public Accounts 1992-1995 529T 111 East 17th Street Austin, Texas 78711-1440	18.10%
	Texas Tomorrow Constitutional Trust Andrew Ruth, Director of Special Programs Texas Controller of Public Accounts 1996-1999 529T 111 East 17th Street Austin, Texas 78711-1440	9.08%

A-1

APPENDIX B

Proposed Investment Advisory Agreement

INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT (“AGREEMENT”), dated as of February     , 2005, between The Enterprise Group of Funds, Inc., a Maryland Corporation (“Corporation”), and AXA Equitable Life Insurance Company, a New York Stock life insurance company (“AXA Equitable” or “Manager”).

WHEREAS, the Corporation is registered as an investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, AXA Equitable is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Corporation is and will continue to be a series fund having one or more investment portfolios, each with its own investment objectives, investment policies and restrictions;

WHEREAS, the Investment Company Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract; and

WHEREAS, the Board of Directors of the Corporation wishes to appoint AXA Equitable as the investment manager of the Corporation;

NOW, THEREFORE, the Corporation and AXA Equitable hereby agree as follows:

1.    APPOINTMENT OF MANAGER

The Corporation hereby appoints AXA Equitable as the investment manager for each of the Funds of the Corporation specified in Appendix A to this Agreement, as such Appendix A may be amended by Manager and the Corporation from time to time (“Funds”), subject to the supervision of the Directors of the Corporation and in the manner and under the terms and conditions set forth in this Agreement. Manager accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. Manager will be an independent contractor and will have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Corporation and Manager.

2.    DUTIES OF THE MANAGER

A.    Subject to the general supervision and control of the Directors of the Corporation and under the terms and conditions set forth in this Agreement, the Corporation acknowledges and agrees that it is contemplated that Manager will, at its own expense, select and contract with one or more investment advisers (“Advisers”) to manage the investment operations and composition of each and every Fund of the Corporation and render investment advice for each Fund, including the purchase, retention, and disposition of the investments, securities and cash contained in each Fund, in accordance with each Fund’s investment objectives, policies and restrictions as stated in the Trust’s Articles of Incorporation, By-Laws, and such Fund’s Prospectus, Statement of Additional Information (“SAI”) and Compliance Manual, as is from time to time in effect; provided, that any contract with an Adviser (an “Advisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act or in accordance with exemptive relief granted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act.

B.    Subject always to the direction and control of the Directors of the Corporation, Manager will have (i) overall supervisory responsibility for the general management and investment of each Fund’s assets; (ii) full discretion to select new or additional Advisers for each Fund; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisors; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Fund’s assets not then managed by an Adviser. In connection with Manager’s responsibilities herein, Manager will assess each Fund’s investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Fund’s assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Fund to achieve its investment goals. In addition, Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Fund or Funds under the management of such Adviser, and review and report to the Directors of the Corporation on the performance of each Adviser. Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Corporation such statistical information, with respect to the investments that a Fund may hold or contemplate purchasing, as the Corporation may reasonably request. On Manager’s own initiative, Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Corporation of important developments materially affecting each Fund and will furnish the Corporation, from time to time, with such information as may be appropriate for this purpose. Further, Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Directors of the Corporation such periodic and special reports as the Directors of the Corporation may reasonably request. In addition, Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

C.    Manager will also furnish to the Corporation, at its own expense and without remuneration from or other cost to the Corporation, the following:

(i)    Office Space.    Manager will provide office space in the offices of the Manager or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

(ii)    Personnel.    Manager will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Corporation’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including Manager or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Adviser pursuant to an Advisory Agreement; and

(iii)    Preparation of Prospectus and Other Documents.    Manager will provide other information and services, other than services of outside counsel or independent accountants or services to be provided by any Adviser under any Advisory Agreement, required in connection with the preparation of all registration statements and Prospectuses, prospectus supplements, SAIs, all annual, semiannual, and periodic reports to shareholders of the Corporation, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Corporation or regulatory authorities, and all tax returns.

D.    Limitations on Liability.    Manager will exercise its best judgment in rendering its services to the Corporation, and the Corporation agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Corporation as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, director, employee or agent of the Corporation, shall be deemed, when rendering services to the Corporation or when acting on any business of the Corporation, to be rendering such services to or to be acting solely for the Corporation and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

E.    Section 11 of the Securities Exchange Act of 1934, as amended.    The Corporation hereby agrees that any entity or person associated with Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended (“1934 Act”).

F.    Section 28(e) of the 1934 Act.    Subject to the appropriate policies and procedures approved by the Board of Directors, the Manager may, to the extent authorized by Section 28(e) of the 1934 Act, cause a Fund to pay a broker or dealer that provides brokerage or research services to the Manager, the Adviser, the Corporation and the Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Manager’s overall responsibilities to the Fund, the Corporation or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Board of Directors, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking “best execution” and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., the Manager may also consider sales of shares of the Corporation as a factor in the selection of brokers and dealers.

G.    Directed Brokerage.    Subject to the requirement to seek best execution, and to the appropriate policies and procedures approved by the Board of Directors, the Corporation reserves the right to direct the Manager to cause Advisers to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Corporation is required to pay or for which the Corporation is required to arrange payment pursuant to this Agreement.

3.    ALLOCATION OF EXPENSES

A.    Expenses Paid by the Manager:

(i)    Salaries, Expenses and Fees of Certain Persons.    Manager (or its affiliates) shall pay all salaries, expenses, and fees of the directors and officers of the Corporation who are officers, directors/trustees, partners, or employees of Manager or its affiliates; and

(ii)    Assumption of Corporation Expenses.    The payment or assumption by Manager of any expense of the Corporation that Manager is not required by this Agreement to pay or assume shall not obligate Manager to pay or assume the same or any similar expense of the Corporation on any subsequent occasion.

B.    Expenses Paid by the Corporation:    The Corporation will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by Manager, as provided in this Agreement, or by an Adviser, as provided in an Advisory Agreement. Without limiting the generality of the foregoing, the Corporation shall pay or arrange for the payment of the following:

(i)    Preparing, Printing and Mailing of Certain Documents.    The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Corporation or regulatory authorities, and all tax returns;

(ii)    Officers and Directors.    Compensation of the officers and directors of the Corporation who are not officers, directors/trustees, partners or employees of Manager or its affiliates;

(iii)    Registration Fees and Expenses.    All legal and other fees and expenses incurred in connection with the affairs of the Corporation, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv)    Custodian and Accounting Services.    All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Corporation’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v)    Independent Legal and Accounting Fees and Expenses.    The charges for the services and expenses of the independent accountants and legal counsel retained by the Corporation, for itself or its Independent Directors (as defined herein);

(vi)    Transfer Agent.    The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Corporation;

(vii)    Brokerage Commissions.    All brokers’ commissions and issue and transfer taxes chargeable to the Corporation in connection with securities transactions to which the Corporation is a party;

(viii)    Taxes.    All taxes and corporate fees payable by or with respect to the Corporation to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes;

(ix)    Trade Association Fees.    Any membership fees, dues or expenses incurred in connection with the Corporation’s membership in any trade association or similar organizations;

(x)    Bonding and Insurance.    All insurance premiums for fidelity and other coverage;

(xi)    Shareholder and Board Meetings.    All expenses incidental to holding shareholders and Directors meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii)    Pricing.    All expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations; and

(xiii)    Nonrecurring and Extraordinary Expenses.    Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4.    COMPENSATION OF MANAGER

For its services performed hereunder, the Corporation will pay Manager with respect to each Fund the compensation specified in Appendix A to this Agreement.

Such compensation shall be paid to Manager by the Corporation on the first day of each month; however, the Corporation will calculate this charge on the daily average value of the assets of each Fund and accrue it on a daily basis.

5.    NON-EXCLUSIVITY

The services of Manager to the Corporation are not to be deemed to be exclusive, and Manager shall be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by Manager are not impaired. It is understood and agreed that the directors, officers and employees of Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6.    SUPPLEMENTAL ARRANGEMENTS

Manager may enter into arrangements with its parent or other persons affiliated or unaffiliated with Manager for the provision of certain personnel and facilities to Manager to enable Manager to fulfill its duties and obligations under this Agreement.

7.    REGULATION

Manager shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material that any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.    RECORDS

The records relating to the services provided under this Agreement shall be the property of the Corporation and shall be under its control; however, the Corporation shall furnish to Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Corporation by Manager free from any claim or retention of rights therein, provided that the Manager may retain copies of any such records that are required by law. Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Corporation has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

9.    DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has been approved: (i) by a vote of a majority of those Directors of the Corporation who are not “interested persons” (as defined in the Investment Company Act) (“Independent Directors”) of any

party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Corporation’s outstanding securities. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by (i) the Directors of the Corporation or (ii) by the vote of either a majority of the outstanding voting securities of the Corporation or, as appropriate, a majority of the outstanding voting securities of any affected Fund. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any affected Fund if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the affected Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the Funds of the Corporation.

If the shareholders of any Fund fail to approve the Agreement or any continuance of the Agreement, Manager will continue to act as investment manager with respect to such Fund pending the required approval of the Agreement or its continuance or of a new contract with Manager or a different investment manager or other definitive action; provided, that the compensation received by Manager in respect of such Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under the Agreement in respect of such Fund, whichever is less.

10.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Directors, including a majority of the Independent Directors of the Corporation, by the vote of a majority of the outstanding voting securities of the Corporation, or with respect to any affected Fund, by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to Manager, or by Manager on sixty (60) days’ written notice to the Corporation. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

11.    PROVISION OF CERTAIN INFORMATION BY MANAGER

Manager will promptly notify the Corporation in writing of the occurrence of any of the following events:

A.    Manager fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which Manager is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

B.    Manager is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Corporation; and/or

C.    the chief executive officer or controlling stockholder of Manager or the Fund manager of any Fund changes or there is otherwise an actual change in control or management of Manager.

12.    AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Directors of the Corporation cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the Corporation.

13.    ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

14.    HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15.    NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Corporation or Manager in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

16.    FORCE MAJEURE

Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

17.    SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18.    INTERPRETATION

Nothing herein contained shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Directors of their responsibility for and control of the conduct of the affairs of the Corporation.

19.    GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

THE ENTERPRISE GROUP OF FUNDS, INC.

By:

AXA EQUITABLE LIFE INSURANCE COMPANY

By:

APPENDIX A

TO THE

INVESTMENT MANAGEMENT AGREEMENT

Fund	Management Fee
Enterprise Money Market Fund	0.35% of the Fund’s average daily net assets

PROXY CARD

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 16, 2005

The undersigned,             , a shareholder (“Shareholder”) of the Enterprise Money Market Fund (the “Fund”), a series of The Enterprise Group of Funds, Inc. (“Corporation”), hereby appoints Kenneth T. Kozlowski and Brian Walsh, and each of them, proxies with several powers of substitution, (1) to vote the shareholder’s shares as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Fund, or any adjournment thereof (“Meeting”), as described in the Fund’s Proxy Statement, (2) to vote, in adjournment thereof, as described in the Fund’s Proxy Statement, and (3) to vote, in their discretion, on such other matters as may properly come before such meeting.

This Proxy Card is solicited on behalf of the Board of Directors of the Corporation. Receipt of the Notice of Meeting and the Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

VOTE VIA THE INTERNET:

[website]

VOTE VIA THE TELEPHONE:	[1-800-number]

CONTROL NUMBER: [number]

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature

Signature of joint owner, if any

Date

PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENCLOSED

POSTAGE-PAID ENVELOPE

PROXY CARD

You may revoke your proxy at any time prior to its exercise by submitting: (1) a later-dated vote, in person at the Meeting, via the Internet, by telephone or by mail, or (2) written notice of revocation to the Secretary of the Corporation (“Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number.

This Proxy Card, when properly executed, will be voted consistent with the voting instructions provided by the shareholder. If no direction is given on this proposal, this proxy card will be voted “FOR” the proposal.

Proposal:

1.	To approve the new Investment Management Agreement between AXA Equitable Life Insurance Company and The Enterprise Group of Funds, Inc. with respect to the Enterprise Money Market Fund:

For	Against	Abstain
[ ]	[ ]	[ ]

3.	To approve an amended policy to permit the Enterprise Money Market Fund’s investment manager and the Board of Directors of The Enterprise Group of Funds, Inc. to appoint and replace subadvisers, enter into subadvisory agreements, and approve amendments to such agreements on behalf of the Fund without further shareholder approval:

For	Against	Abstain
[ ]	[ ]	[ ]